Joint Filing Information

Name: HMC Distressed Investment Offshore Manager, L.L.C.

Address:    555 Madison Avenue, Suite 2800
            New York, New York 10022

Designated Filer: Harbert Distressed Investment Master Fund, Ltd.

Issuer and Ticker Symbol: Flag Telecom Group Limited  (FTGLF)

Date of Event Requiring Filing:             05/14/03


Signature:        HMC Distressed Investment Offshore Manager, L.L.C.
                  By: HMC Investors, L.L.C., Managing Member

                  By:  /s/Joel Piassick

Date: 05/16/03

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Joint Filing Information

Name: HMC Investors, L.L.C.,

Address:    555 Madison Avenue, Suite 2800
            New York, New York 10022

Designated Filer: Harbert Distressed Investment Master Fund, Ltd.

Issuer and Ticker Symbol: Flag Telecom Group Limited  (FTGLF)

Date of Event Requiring Filing:             05/14/03


Signature:        HMC Investors, L.L.C.

                  By: /s/Joel Piassick

Date: 05/16/03

Joint Filing Information

Name: Philip Falcone

Address:    555 Madison Avenue, Suite 2800
            New York, New York 10022

Designated Filer: Harbert Distressed Investment Master Fund, Ltd.

Issuer and Ticker Symbol: Flag Telecom Group Limited  (FTGLF)

Date of Event Requiring Filing:             05/14/03


Signature:        /s/ Philip Falcone

Date: 05/16/03

Joint Filing Information

Name: Raymond J. Harbert

Address:    555 Madison Avenue, Suite 2800
            New York, New York 10022

Designated Filer: Harbert Distressed Investment Master Fund, Ltd.

Issuer and Ticker Symbol: Flag Telecom Group Limited  (FTGLF)

Date of Event Requiring Filing:             05/14/03


Signature:        /s/ Raymond J. Harbert

Date: 05/16/03

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Joint Filing Information

Name: Michael D. Luce

Address:    555 Madison Avenue, Suite 2800
            New York, New York 10022

Designated Filer: Harbert Distressed Investment Master Fund, Ltd.

Issuer and Ticker Symbol: Flag Telecom Group Limited  (FTGLF)

Date of Event Requiring Filing:             05/14/03


Signature:        /s/ Michael D. Luce

Date: 05/16/03